Exhibit 10.1

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of June 26, 2008 to the Credit Agreement referenced below is by and among Advance America, Cash Advance Centers, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of March 24, 2008 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used herein but not defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.             Amendment.  In Section 7.9(a) of the Credit Agreement clause (iv) is amended to read as follows:

(iv) the aggregate amount of repurchases of Capital Stock of the Borrower made after January 1, 2008

3.             Conditions Precedent.  This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Credit Parties and the Required Lenders.

4.             Reaffirmation of Obligations.  Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.

5.             Reaffirmation of Security Interests.  Each Credit Party (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

6.             No Other Changes.  Except as modified hereby, all of the terms and provisions of the Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

7.             Counterparts; Facsimile Delivery.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as an original.

8.             Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC., a Delaware corporation

By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

GUARANTORS:

AARC, INC., a Delaware corporation

By:	/s/ W. Thomas Newell
Name:	W. Thomas Newell
Title:	President

ADVANCE AMERICA SERVICING OF ARKANSAS, INC., a Delaware corporation

ADVANCE AMERICA SERVICING OF INDIANA, INC., a Delaware corporation

ADVANCE AMERICA LEASING SERVICES, INC., a Delaware corporation

AAIC, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALASKA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARKANSAS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC,

a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC,

a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF CONNECTICUT, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF DELAWARE, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF DISTRICT OF COLUMBIA, INC.,

a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF HAWAII, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF IOWA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC,

a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MAINE, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MARYLAND, INC., a Delaware corporation

By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

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ADVANCE AMERICA, CASH ADVANCE CENTERS OF MASSACHUSETTS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MICHIGAN, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MINNESOTA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC,

a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEBRASKA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW JERSEY, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW YORK, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF OKLAHOMA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF OREGON, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC, a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF VERMONT, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC,

a Delaware limited liability company

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WEST VIRGINIA, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC., a Delaware corporation

ADVANCE AMERICA SERVICING OF GEORGIA, INC., a Delaware corporation

MCKENZIE CHECK ADVANCE OF ALABAMA, L.L.C., a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF ARKANSAS, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF COLORADO, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF INDIANA, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF IOWA, L.L.C., a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF KANSAS, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF NEW JERSEY, L.L.C., a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF OHIO, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF OREGON, LLC, a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF WASHINGTON, L.L.C., a Tennessee limited liability company

MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC, a Tennessee limited liability company

NCA OF MISSOURI, INC., a Delaware corporation

NCAS OF DELAWARE, LLC, a Delaware limited liability company

NCAS OF NEW JERSEY, LLC, a Delaware limited liability company

By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

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AA CHALLENGER, LLC, a Delaware limited liability company

AA AIR, LLC, a Delaware limited liability company

ADVANCE AMERICA MONEY.COM, INC., a Delaware corporation

ACSO OF MICHIGAN, INC., a Delaware corporation

NCA OF LOUISIANA, LLC, a Delaware limited liability company

AA CANADA HOLDINGS, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF PUERTO RICO, INC., a Delaware corporation

ADVANCE AMERICA INDUSTRIAL LOAN SERVICES OF GEORGIA, INC., a Delaware corporation

By:	/s/ Kenneth E. Compton
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

ACSO OF TEXAS, L.P., a Texas limited partnership

ADVANCE AMERICA SERVICING OF TEXAS, L.P., a Texas limited partnership

By:	ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC.,
a Delaware corporation and its general partner

	By:	/s/ Kenneth E. Compton
	Name:	Kenneth E. Compton
	Title:	Chief Executive Officer and President

W.P.S. SYSTEMS, LTD. OF NEW ENGLAND, a Rhode Island corporation

By:	ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC.,
a Delaware corporation

	By:	/s/ Kenneth E. Compton
	Name:	Kenneth E. Compton
	Title:	Chief Executive Officer and President

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Anne Zeschke
	Name:	Anne Zeschke
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Scott K. Mitchell
	Name:	Scott K. Mitchell
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ David S. Sampson
	Name:	David S. Sampson
	Title:	Senior Vice President

US BANK NATIONAL ASSOCIATION

	By:	/s/ Juli K. Van Hook
	Name:	Juli K. Van Hook
	Title:	Sr. Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ Kevin Dowdle
	Name:	Kevin Dowdle
Title: Vice President

NATIONAL CITY BANK

	By:	/s/ James Ritchic
	Name:	James Ritchic
	Title:	SVP

UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ Sarah Daniel
	Name:	Sarah Daniel
Title: Vice President

NATIONAL BANK OF SOUTH CAROLINA

	By:	/s/ Lam B. Britton
	Name:	Lam B. Britton
	Title:	Senior Vice President

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BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

CAROLINA FIRST BANK

By:	/s/ Charles D. Chamberlain
Name: Charles D. Chamberlain
Title: Executive Vice President

BANK OF OKLAHOMA, N.A.

By:	/s/ Vaughn P. Graham, Jr
Name: Vaughn P. Graham, Jr
Title: Vice President